Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
PREPAYMENTS AND OTHER CURRENT ASSETS

NOTE 9 – PREPAYMENTS AND OTHER CURRENT ASSETS

The Company’s prepaid expenses and other current assets are as follows:

	December 31, 2019	December 31, 2018
Other receivable, net (1)	$115,762	$809,395
Prepaid expense (2)	280,000	94,485
Value added tax receivable	39,511	-
Total	$435,273	$903,880

(1)	Other receivables mainly represent mainly advances to employees for business development purposes and prepaid employee insurance and welfare benefit which will be subsequently deducted from the employees payroll. For the year ended December 31, 2019, the Company recorded bad debt provision of $29,836 against its other receivable balance. The balance as of December 31, 2019 has been substantially expensed or collected back during the subsequent period.

(2)

Prepaid expense represents prepaid consulting fees to one financial advisory firm for consulting services. On September 5, 2019, the Company entered into a consulting service agreement with FirsTrust Group, Inc. (“FirstTrust”) Pursuant to the agreement, FirsTrust will assist the Company with strategic initiatives over the service period between August 16, 2019 to August 15, 2020. The Company issued 400,000 of its common shares valued at $448,000 based on fair market price of the Company’s common stock, at $1.12 per share on September 5, 2020. Stock-based compensation is amortized over the service period. The Company recognized stock-based compensation expense of $168,000 for the year ended December 31, 2019, with the remaining $280,000 recorded as a prepaid expense as of December 31, 2019 (see Note 19).

The prepaid expense balance as of December 31, 2018 represents prepaid rent expense. The Company’s subsidiary Beijing REIT leases headquarter office space of 658 square meters from March 1, 2011 to August 30, 2018, which is amortized over the lease term.